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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   Form 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      May 16, 2003


                                  DeVRY INC.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)


            DELAWARE                012751             36-3150143
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(State or other jurisdiction   <Commission           (IRS Employer
  of incorporation)             File Number)          Identification No.)


 ONE TOWER LANE, OAKBROOK TERRACE, IL                  60181
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code    (630)571-7700
                                                   ----------------------











Total number of pages:  102             Exhibit Index is located on page 5



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                                  DEVRY INC.

                                FORM 8-K INDEX


                                                                 Page No.
                                                                 --------
ITEM 2.  Acquisition of Assets

	Description of the acquisition of
         Dominica Management, Inc.                                    3

ITEM 7.  Financial Statements and Exhibits

        Financial Statements Index                                    3

SIGNATURES                                                            4

EXHIBIT INDEX                                                         5

EXHIBITS                                                        6 - 102


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ITEM 2 - ACQUISITION OF ASSETS
------------------------------
On May 16, 2003, the Company completed the acquisition all of the outstanding shares of capital stock of Dominica Management, Inc. In connection with the acquisition, outstanding non-qualified stock options were cancelled and the holders of those options received cash. The total consideration was comprised of the originally announced $310 million plus approximately $15 million in cash paid pursuant to an estimated working capital adjustment, subject to further adjustment based on actual working capital as of the closing date. None of the stockholders of Dominica Management had a material relationship with the Company, the Company's directors, the Company's officers or any associates of any of such directors or officers. The terms of the acquisition were the results of arms-length negotiations between the Company and the stockholders of Dominica Management. Funding for the purchase was obtained from cash from the Company's current operations, $125 million of senior notes due 2010 privately placed with institutional investors and a revolving line of credit of $175 million from a group of banks led by Bank of America, N.A. The stock of certain of the subsidiaries of the Company is pledged as collateral to secure borrowings under the notes and the revolving credit facility.

This foregoing description is not necessarily complete and is qualified in its entirety by reference to the Stock Purchase Agreement, Amendment No. 1 to Stock Purchase Agreement and Amendment No. 2 to Stock Purchase Agreement which are attached hereto as Exhibits 2.1, 2.2 and 2.3, respectively, and incorporated herein by reference.

Dominica Management, Inc. owns and operates Ross University School of Medicine and Ross University School of Veterinary Medicine. With campuses located in the Caribbean countries of Dominica and St. Kitts/Nevis, Ross University is one of the world's largest providers of medical and veterinary education with more than 2,500 students.


ITEM 7  - FINANCIAL STATEMENTS AND EXHIBITS

The following documents are filed as part of this report:

     (a)  Financial Statements of Business Acquired

        It is impracticable to provide the required historical and interim financial statements of Dominica Management, Inc. at the date of this report. Pursuant to the Commission's Rules and Regulations, the Company anticipates that any required financial statements will be filed by amendment to this report within 60 days after the date that this report is required to be filed.

     (b)  Pro Forma Financial Information

        It is also impracticable to provide the required historical and interim pro forma financial information at the date of this report. This information is expected to be filed with the Commission within 60 days after the date that this report is required to be filed.


     (c)  Exhibits

        A list of exhibits filed herewith is contained on the Exhibit Index immediately preceding such exhibits, and is incorporated herein by reference.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              DEVRY INC.
                                              (REGISTRANT)



Date: May 16, 2003                            /s/Dennis J. Keller
                                              -------------------
                                              Dennis J. Keller
                                              Chairman and Co-CEO




Date: May 16, 2003                            /s/Norman M. Levine
                                              -------------------------
                                              Norman M. Levine
                                              Senior Vice President and
                                              Chief Financial Officer




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                                EXHIBIT INDEX




                                                               Sequentially
Exhibit                                                          Numbered
Number          Description                                        Page
---------       ---------------------------------              ------------
   2.1          Stock Purchase Agreement, dated March 19, 2003,
                among Dominica  Management, Inc., its
                stockholders and optionholders, Ross
                University Services, Inc., Ross University
                Management, Inc. and DeVry Inc. (the "Stock
                Purchase Agreement") [The schedules and
                exhibits to the Stock Purchase Agreement have
                been omitted in accordance with the instructions
                to Item 601(b)(2) of Regulation S-K.  The
                registrant hereby undertakes to provide a
                copy of the schedules and exhibits to the staff
                of the Securities and Exchange Commission upon
                request.]                                            6-92

  2.2           Amendment No. 1 to Stock Purchase
                Agreement, dated as of March 26, 2003               93-94

  2.3           Amendment No. 2 to Stock Purchase
                Agreement, dated as of May 15, 2003                95-100

   99           Press Release dated May 19, 2003                  101-102